Fourth Quarter and Full Year 2020 Supplemental Earnings Information dril-quip.com | NYSE: DRQ Exhibit 99.2

Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, the effects of the COVID-19 pandemic, and the effects of actions taken by third parties including, but not limited to, governmental authorities, customers, contractors and suppliers, in response to the COVID-19 pandemic, the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC nations to adjust their production levels, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, the Company’s international operations, operating risks, the impact of our customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue, capital expenditures and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, forecasted drilling activity and subsea investment, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip, Inc. (“Dril-Quip”) in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the Securities and Exchange Commission (“SEC”) for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as net cash provided by operating activities less net cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial information supplements should be read together with, and is not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found in the appendix. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (www.dril-quip.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Dril-Quip’s website is not part of this presentation. Cautionary Statement

Dril-Quip Investment Highlights Leading Manufacturer of Highly Engineered Drilling & Production Equipment Technically Innovative Products & First-class Service Strong Financial Position Historically Superior Margins to Peers Results Driven Management Team

Products & Services Product & Service Revenue Segments* Geographic Revenue Segments *Aftermarket revenue includes Services and Leasing revenue from Subsea and Downhole Tools businesses Subsea Equipment Surface Equipment Downhole Tools Offshore Rig Equipment Aftermarket Services

Global Market Environment Source: Rystad Energy, Evercore ISI, McKinsey Energy Insights & DRQ Internal Estimates Pandemic Impact Delaying Market Recovery The COVID-19 pandemic has had a significant impact on the timing of oil and gas investment Oil and gas development and capital investment not expected to reach 2019 level until after 2025 Majority of investment expected to be biased toward development rather than exploratory programs Slow recovery requires leaner operating and support structure to achieve profitability -34% -19% Development and maintenance capex in crude and condensate production, $ billions

Adjusted EBITDA Progression Cost Savings Helping to Mitigate Activity Declines Yearly (USD$ millions) Note: Sum of components may not foot due to rounding. Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation to GAAP measure. (USD$ millions) Quarterly $10 Estimated cost impact of reduced production output and service delays from COVID-19 2020 Decremental Margin: 44%

Q4 2020 Highlights Delivered fourth quarter revenue of $87.2 million despite significant disruptions to operations and timing of deliveries from pandemic related impacts; Recorded a net loss of $11.3 million, or $0.33 per share, in the fourth quarter of 2020 Generated adjusted EBITDA of $9.0 million, or 10.4% of revenue, in the fourth quarter of 2020 Reported net cash used by operating activities of $16.8 million in the fourth quarter of 2020 Free cash flow in the quarter was negative $18.5 million, inclusive of $1.7 million of capital expenditures, for the fourth quarter of 2020 Expect approximately $10 million in additional annualized cost savings in 2021, of which $5 million is expected to be realized during the year Adjusted EBITDA and free cash flow are non-GAAP measures. See appendix for reconciliation to GAAP measures.

2020 Accomplishments Generated $365.0 million of revenue and $31.7 million of adjusted EBITDA in 2020 despite headwinds to manufacturing productivity and service operations caused by the global pandemic and the related commodity demand decline Presented with a “Spotlight on New Technology Award” by the 2020 Offshore Technology Conference for the VXTe™ vertical subsea tree system Announced strategic collaboration agreement with Proserv for the manufacture and supply of subsea control systems Completed 2020 cost saving initiatives, resulting in total annualized cost savings of approximately $20 million Maintained clean balance sheet with no debt and cash on hand of $346.0 million as of 12/31/2020 Repurchased approximately $25.0 million, or 808,000, of Company shares during 2020 Adjusted EBITDA is a non-GAAP measures. See appendix for reconciliation to GAAP measure.

Managing Our Cost Structure Completed $20 million annualized cost saving actions in Q4 2020 Productivity initiatives driving approximately $5 million of savings in 2021 and $10 million annualized  Majority of savings part of manufacturing and supply chain enhancements Cumulative cost savings of ~$80 million annualized since 2018 Executed and Expected Cumulative Annualized Cost Savings ($M) Further cost actions planned for 2021 in response to market conditions $82 $10 $82 Executed in 2020 Planned in 2021

Commercial Update Backlog of $196 million as of 12/31/2020 after recording $36 million of product bookings in Q4 2020 and $182 million for the full year 2020 Bookings outlook for 2021 expected to be in the $40M to $60M range per quarter and increase modestly from 2020 levels Customers looking for stability in commodity prices and regulatory environment prior to committing to placing orders Early positive feedback on peer-to-peer collaboration efforts for supply arrangements on wellhead and connectors Downhole Tools business seeing an increase in growth opportunities in Latin America and Middle East Historical Backlog Trends ($M)

2021 Strategic Growth Pillars Peer-to-Peer Collaboration Explore collaborations to expand market access for technology in wellheads, connectors and SPS Downhole Tool target market expansion Middle East, Latin America and underrepresented Deepwater growth potential Expansion of Power of e Series Technology Lower costs and carbon footprint by reducing rig time and materials

Improve Free Cash Flow Yield Inventory Reduction Plan Dedicated resources to identifying material substitutions and supplier buy-backs Order-to-Cash Improvement Reduce days to invoice and increase unbilled conversion Drive Productivity Initiatives through LEAN Increase use of outsourcing in downhole tools product line

Strategy for Managing the Current Environment Maintaining Strong Balance Sheet is a Key Priority Focus on Cash Flow Resource Planning / Manage Costs Flex Center of Excellence Manufacturing Output Monitor Leading Indicators Working Capital Management

Focus on Sustainability – Green By Design Marketing campaign highlighting benefits of using “e Series” of products to lower carbon footprint Working with customers to help meet their carbon reduction objectives Reduce rig days Reduce materials Improve operational reliability and safety Exploring ways to work with customers on their energy transition plans Carbon capture and storage Geothermal

Looking Forward 2021 Revenue: Flat to Slightly Down from 2020 2021 Estimated Capex of $15M to $17M 2021Product Bookings (per quarter): $40 - $60 million Execute on 2021 Strategic Growth Pillars 2021 Productivity Initiatives driving ~$5 million of savings, $10 million annualized  Targeting 2021 Free Cash Flow Yield of ~5%

dril-quip.com | NYSE: DRQ APPENDIX

Optimizing Operational Footprint Executed Sales from 2018 through 2020 Six facilities sold for a total of approximately $12M Potential Additional Sales in 2021 Currently Listed Three facilities currently for sale with estimated value of $5 to $6 million Taking steps to further consolidate footprint to improve operational efficiency Facilities sold Facilities for sale Singapore

Capital Expenditures $2 Maintenance - $13 Growth $3 - $4 $2 $15 - $17 Increase in capital expenditures in 2021 driven by manufacturing equipment upgrades and downhole tools growth Note: Sum of components may not foot due to rounding. $ Millions

Market Performance Source: FactSet, Market data as of 8/7/2020 Balance Sheet Strength and Backlog Supporting Share Price Relative to OSX Ticker Share Price (at close: 2/16/21) 52-Week Range Performance: DRQ OSX SPX Since Q3 Filing (11/30/20) 25% 33% 9% Year-to-Date 20% 18% 5% NYSE: DRQ $35.48 $22.25 - $48.39 MARKET INFORMATION

Income Statement

Balance Sheet

Non-GAAP Financial Measures Adjusted Net Income and EPS: Effect on net income (after-tax) Impact on diluted earnings per share Effect on net income (after-tax) Impact on diluted earnings per share Effect on net income (after-tax) Impact on diluted earnings per share Net income (loss) (11,254) $ (0.33) $ 14,326 $ 0.41 $ 7,400 $ 0.21 $ Adjustments (after tax): Reverse the effect of foreign currency 3,179 0.09 589 0.02 355 0.01 Restructuring costs, including severance 4,407 0.12 476 0.01 344 0.01 (Gain) loss on sale of assets (39) - 11 - (22) - Adjusted net income (loss) (3,707) $ (0.12) $ 15,402 $ 0.44 $ 8,077 $ 0.23 $ Three months ended (In thousands, except per share amounts) December 31, 2020 September 30, 2020 December 31, 2019

Non-GAAP Financial Measures

Non-GAAP Financial Measures Adjusted EBITDA: December 31, 2020 September 30, 2020 December 31, 2019 Net income (loss) (11,254) $ 14,326 $ 7,400 $ Add: Interest income, (net) (1) (50) (1,181) Income tax benefit (373) (16,380) (155) Depreciation and amortization expense 7,668 7,908 8,865 Restructuring costs, including severance 5,578 602 435 (Gain) loss on sale of assets (49) 14 (28) Foreign currency loss 4,024 746 449 Stock compensation expense 3,453 3,003 (25) Adjusted EBITDA 9,046 $ 10,169 $ 15,760 $ (In thousands) Three months ended

Non-GAAP Financial Measures

Non-GAAP Financial Measures

Financial Metric Definitions Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity)